UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 20, 2005

                               CALPINE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                        Commission File Number: 001-12079

                I.R.S. Employer Identification Number: 77-0212977

                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115
          (Address of principal executive offices and telephone number)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03 -- BANKRUPTCY OR RECEIVERSHIP.

     (a) On December 20, 2005, Calpine Corporation (the "Company") and certain of its subsidiaries, including Calpine Energy Services LP (collectively, the "Debtors") filed voluntary petitions for reorganization (the "Reorganization Cases") under Chapter 11 of the United States Bankruptcy Code (the "Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Reorganization Cases have been assigned to the Honorable Judge Burton R. Lifland and are being jointly administered under the caption "In re Calpine Corporation, et al.," Case No. 05-60200-(BRL). The Debtors will continue to operate their business as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Code and orders of the Bankruptcy Court.

     On December 20, 2005, Calpine issued a press release relating to the Reorganization Cases, a copy of which is filed herewith as Exhibit 99.1.


ITEM 2.04 -- TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
             OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

     (a) The filing of the Reorganization Cases described in Item 1.03 above constituted an event of default or otherwise triggered repayment obligations under a number of instruments and agreements relating to direct financial obligations of the Debtors (the "Debt Documents"). As a result of the events of default, all debt outstanding under the Debt Documents became automatically and immediately due and payable. The Debtors believe that any efforts to enforce the payment obligations under the Debt Documents are stayed as a result of the filing of the Reorganization Cases in the Bankruptcy Court. The Debt Documents, the acceleration of which is material to the Company, and the approximate principal amount of debt currently outstanding thereunder, are as follows:

     1. $139.21 million in outstanding principal amount of 10 1/2% Senior Notes due 2006 issued pursuant to the Indenture, dated as of May 16, 1996, between the Company and U.S. Bank (as successor trustee to Fleet National Bank), as Trustee, as amended.

     2. $190.30 million in outstanding principal amount of 8 3/4% Senior Notes due 2007 issued pursuant to the Indenture, dated as of July 8, 1997, between the Company and The Bank of New York, as Trustee, as amended.

     3. $173.76 million in outstanding principal amount of 7 7/8% Senior Notes due 2008 issued pursuant to the Indenture, dated as of March 31, 1998, between the Company and The Bank of New York, as Trustee, as amended.

     4. $102.19 million in outstanding principal amount of 7 5/8% Senior Notes due 2006 issued pursuant to the Indenture, dated as of March 29, 1999, between the Company and The Bank of New York, as Trustee, as amended.

     5. $180.60 million in outstanding principal amount of 7 3/4% Senior Notes due 2009 issued pursuant to the Indenture, dated as of March 29, 1999, between the Company and The Bank of New York, as Trustee, as amended.

     6. $411.14 million in outstanding principal amount of 8 5/8% Senior Notes due 2010, $682.79 million in outstanding principal amount of 8 1/2% Senior Notes due 2011, and $1.31 million in outstanding principal amount of 4% Convertible Senior Notes due 2006, each issued pursuant to the Indenture, dated as of August 10, 2000, between the Company and Wilmington Trust Company, as Trustee, as amended by the First Supplemental Indenture, dated as of September 28, 2000.

     7. $641.69 million in outstanding principal amount at maturity of Contingent Convertible Notes due 2014 issued pursuant to the
          Indenture, dated as of August 10, 2000, between the Company and Wilmington Trust Company, as Trustee, as amended by the First Supplemental Indenture, dated as of September 28, 2000, and the Second Supplemental Indenture dated as of September 30, 2004.

     8. $650.00 million in outstanding principal amount of 7 3/4% Contingent Convertible Notes due 2015 issued pursuant to the Indenture, dated as of August 10, 2000, between the Company and Wilmington Trust Company, as Trustee, as amended by the First Supplemental Indenture, dated as of September 28, 2000, the Second Supplemental Indenture dated as of September 30, 2004, and the Third Supplemental Indenture, dated as of June 23, 2005.

     9. $1.42 billion in outstanding principal amount of 8 1/2% Senior Notes due 2008 and Cdn$171.12 million in outstanding principal amount of 8 3/4% Senior Notes due 2007, each issued pursuant to the Amended and Restated Indenture, dated as of October 16, 2001, between Calpine Canada Energy Finance ULC and Wilmington Trust Company, as Trustee, and guaranteed by the Company pursuant to the Guarantee Agreement, dated as of April 25, 2001, between the Company and Wilmington Trust Company, as Trustee, as amended by the First Amendment, dated as of October 16, 2001.

     10. (Pound)207.92 million in outstanding principal amount of 8 7/8% Senior Notes due 2011 and (euro)137.51 million in outstanding principal amount of 8 3/8% Senior Notes due 2008, each issued pursuant to the Indenture, dated as of October 18, 2001, between Calpine Canada Energy Finance II ULC and Wilmington Trust Company, as Trustee, as amended by the First Supplemental Indenture, dated as of October 18, 2001, and guaranteed by the Company pursuant to the Guarantee Agreement, dated as of October 18, 2001, between the Company and Wilmington Trust Company, as Trustee, as amended by the First Amendment, dated as of October 18, 2001.

     11. $733.13 million in outstanding principal amount of Senior Secured Term Loans due 2007 issued pursuant to the Credit Agreement, dated as of July 16, 2003, among the Company, the Lenders named therein, Goldman Sachs Credit Partners L.P., as Sole Lead Arranger, Sole Bookrunner and Administrative Agent, The Bank of Nova Scotia, as Arranger and Syndication Agent, TD Securities (USA) Inc., ING (U.S.) Capital LLC and Landesbank Hessen-Thuringen, as Co-Arrangers, and Credit Lyonnais New York Branch and Union Bank of California, N.A., as Managing Agents.

     12. $646.11 million in outstanding principal amount of 9 5/8% First Priority Senior Secured Notes due 2014 issued pursuant to the Indenture, dated as of September 30, 2004, between the Company and Wilmington Trust Company, as Trustee.

     13. $1.15 billion in outstanding principal amount of 8 1/2% Second Priority Senior Secured Notes due 2010 issued pursuant to the Indenture, dated as of July 16, 2003, between the Company and Wilmington Trust Company, as Trustee.

     14. $900.00 million in outstanding principal amount of 8 3/4% Second Priority Senior Secured Notes due 2013 issued pursuant to the Indenture, dated as of July 16, 2003, between the Company and Wilmington Trust Company, as Trustee.

     15. $488.75 million in outstanding principal amount of Second Priority Senior Secured Floating Rate Notes due 2007 issued pursuant to the Indenture, dated as of July 16, 2003, between the Company and Wilmington Trust Company, as Trustee.

     16. $400.00 million in outstanding principal amount of 9 7/8% Second Priority Senior Secured Notes due 2011 issued pursuant to the Indenture, dated as of November 18, 2003, between the Company and Wilmington Trust Company, as Trustee

     17. $633.78 million in outstanding principal amount of 4 3/4% Contingent Convertible Senior Notes due 2023 issued pursuant to the Amended and Restated Indenture, dated as of March 12, 2004, between the Company and Wilmington Trust Company, as Trustee.

     18. $600.00 million in outstanding principal amount of First Priority Secured Institutional Term Loans due 2009 issued pursuant to the Credit and Guarantee Agreement, dated as of March 23, 2004, among Calpine Generating Company, LLC, the Guarantors named therein, the Lenders named therein, Morgan Stanley Senior Funding, Inc., as Administrative Agent, and Morgan Stanley Senior Funding, Inc., as Sole Lead Arranger and Sole Bookrunner.

     19. $100.00 million in outstanding principal amount of Second Priority Secured Institutional Term Loans due 2010 issued pursuant to the Credit and Guarantee Agreement, dated as of March 23, 2004, among Calpine Generating Company, LLC, the Guarantors named therein, the Lenders named therein, Morgan Stanley Senior Funding, Inc., as Administrative Agent, and Morgan Stanley Senior Funding, Inc., as Sole Lead Arranger and Sole Bookrunner.

     20. $199.13 million issued and outstanding letters of credit and no outstanding borrowings under the First Priority Secured Revolving Loans issued pursuant to the $200.00 million Amended and Restated Credit Agreement, dated as of March 23, 2004, among Calpine Generating Company, LLC, the Guarantors named therein, the Lenders named therein, The Bank of Nova Scotia, as Administrative Agent, LC Bank, Lead Arranger and Sole Bookrunner, and each of Bayerische Landesbank Cayman Islands Branch, Credit Lyonnais New York Branch, ING Capital LLC, Toronto Dominion (Texas) Inc. and Union Bank of California, N.A., as Arranger and Co-Syndication Agent.

     21. $235.00 million in outstanding principal amount of First Priority Secured Floating Rate Notes due 2009 issued pursuant to the First Priority Indenture, dated as of March 23, 2004, among Calpine Generating Company, LLC, CalGen Finance Corp. and Wilmington Trust FSB, as Trustee.

     22. $640.00 million in outstanding principal amount of Second Priority Secured Floating Rate Notes due 2010 issued pursuant to the Second Priority Indenture, dated as of March 23, 2004, among Calpine Generating Company, LLC, CalGen Finance Corp. and Wilmington Trust FSB, as Trustee.

     23. $680.00 million in outstanding principal amount of Third Priority Secured Floating Rate Notes due 2011 and $150 million in outstanding principal amount of 11 1/2% Third Priority Secured Notes due 2011, each issued pursuant to the Third Priority Indenture, dated as of March 23, 2004, among Calpine Generating Company, LLC, CalGen Finance Corp. and Wilmington Trust FSB, as Trustee.

     24. $298.52 million termination value under, collectively, (i) the Calpine Guaranty and Payment Agreement (Broad River BR-1) dated as of October 18, 2001, by Calpine, as Guarantor, to Broad River OL-1, LLC, SBR OP-1, LLC, State Street Bank and Trust Company of Connecticut, as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, as Pass Through Trustee, (ii) the Calpine Guaranty and Payment Agreement (Broad River BR-2) dated as of October 18, 2001, by Calpine, as Guarantor, to Broad River OL-2, LLC, SBR OP-2, LLC, State Street Bank and Trust Company of Connecticut, as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, as Pass Through Trustee, (iii) the Calpine Guaranty and Payment Agreement (Broad River BR-3) dated as of October 18, 2001, by Calpine, as Guarantor, to Broad River OL-3, LLC, SBR OP-3, LLC, State Street Bank and Trust Company of Connecticut, as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, as Pass Through Trustee and (iv) the Calpine Guaranty and Payment Agreement (Broad River BR-4) dated as of October 18, 2001, by Calpine, as Guarantor, to Broad River OL-4, LLC, SBR OP-4, LLC, State Street Bank and Trust Company of Connecticut, as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, as Pass Through Trustee.

     25. $169.51 million in outstanding principal amount of term loans issued pursuant to the Amended and Restated Loan Agreement, dated as of March 26, 2004, among MEP Pleasant Hill, LLC, the banks and financial institutions named therein, and DZ Bank, AG, Deutsche Zentral-Genossenschaftsbank, Frankfurt AM Main, New York Branch, as Administrative Agent, and Union Bank of California, N.A., as Security Agent.

     26. Letter of Credit Agreement, dated as of September 30, 2004, between the Company and Bayerische Landesbank, acting through its Cayman Islands Branch, as the Issuer, relating to approximately $148.83 in face amount of letters of credit.

     (b) The filing of the Reorganization Cases described in Item 1.03 above also constituted an event of default or otherwise triggered repayment obligations under a number of instruments and agreements relating to off-balance sheet arrangements of the Debtors (the "Off-Balance Sheet Arrangements"). As a result of the events of default, obligations under the Off-Balance Sheet Arrangements became automatically and immediately due and payable. The Debtors believe that any efforts to enforce the payment obligations under the Off-Balance Sheet Arrangements are stayed as a result of the filing of the Reorganization Cases in the Bankruptcy Court. Additional information regarding these Off-Balance Sheet Arrangements is available in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, and our Current Report on Form 8-K filed with the SEC on October 17, 2005. The Off-Balance Sheet Arrangements, the acceleration of which is material to the Company, and the approximate amount of the related obligation, are as follows:

     1. $204.2 million pursuant to the Agreement of Lease, dated as of April 28, 1993, as amended, between the Port Authority of New York and New Jersey and KIAC Partners.

     2. $279.03 million termination value under the Calpine Guaranty and Payment Agreement (Tiverton) dated as of December 19, 2000, by the Company, as Guarantor, to PMCC Calpine New England Investment LLC, PMCC Calpine NEIM LLC, State Street Bank and Trust Company of Connecticut, as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, as Pass Through Trustee.

     3. $258.47 million termination value under the Calpine Guaranty and Payment Agreement (Rumford) dated as of December 19, 2000, by the Company, as Guarantor, to PMCC Calpine New England Investment LLC, PMCC Calpine NEIM LLC, State Street Bank and Trust Company of Connecticut, as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, as Pass Through Trustee.

     4. $199.12 million termination value under, collectively, (i) the Calpine Guaranty and Payment Agreement (South Point SP-1) dated as of October 18, 2001, by Calpine, as Guarantor, to South Point OL-1, LLC, SBR OP-1, LLC, State Street Bank and Trust Company of Connecticut, as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, as Pass Through Trustee, (ii) the Calpine Guaranty and Payment Agreement (South Point SP-2) dated as of October 18, 2001, by Calpine, as Guarantor, to South Point OL-2, LLC, SBR OP-2, LLC, State Street Bank and Trust Company of Connecticut, as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, as Pass Through Trustee, (iii) the Calpine Guaranty and Payment Agreement (South Point SP-3) dated as of October 18, 2001, by Calpine, as Guarantor, to South Point OL-3, LLC, SBR OP-3, LLC, State Street Bank and Trust Company of Connecticut, as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, as Pass Through Trustee and (iv) the Calpine Guaranty and Payment Agreement (South Point SP-4) dated as of October 18, 2001, by Calpine, as Guarantor, to South Point OL-4, LLC, SBR OP-4, LLC, State Street Bank and Trust Company of Connecticut, as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, as Pass Through Trustee.

     5. $203.42 million termination value under, collectively, (i) the Calpine Guaranty and Payment Agreement (RockGen RG-1) dated as of October 18, 2001, by Calpine, as Guarantor, to RockGen OL-1, LLC, SBR OP-1, LLC, State Street Bank and Trust Company of Connecticut, as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, as Pass Through Trustee, (ii) the Calpine Guaranty and Payment Agreement (RockGen RG-2) dated as of October 18, 2001, by Calpine, as Guarantor, to RockGen OL-2, LLC, SBR OP-2, LLC, State Street Bank and Trust
          Company of Connecticut, as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, as Pass Through Trustee, (iii) the Calpine Guaranty and Payment Agreement (RockGen RG-3) dated as of October 18, 2001, by Calpine, as Guarantor, to RockGen OL-3, LLC, SBR OP-3, LLC, State Street Bank and Trust Company of Connecticut, as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, as Pass Through Trustee and (iv) the Calpine Guaranty and Payment Agreement (RockGen RG-4) dated as of October 18, 2001, by Calpine, as Guarantor, to RockGen OL-4, LLC, SBR OP-4, LLC, State Street Bank and Trust Company of Connecticut, as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, as Pass Through Trustee.


ITEM 2.06 -- MATERIAL IMPAIRMENTS.

     In connection with its decision to seek bankruptcy protection, the Company is currently assessing its long-lived assets for potential impairment. Although this assessment is not complete, the Company believes that it is more likely than not that material impairment charges will be recognized in the Company's financial statements for the period ending December 31, 2005.


ITEM 7.01 -- REGULATION FD DISCLOSURE.

     Documents filed in connection with the Reorganization Cases (other than documents filed under seal or otherwise subject to confidentiality protections) will be accessible at the Bankruptcy Court's Internet site, www.nysb.uscourts.gov, through an account obtained from Pacer Service Center at 1-800-676-6856. Links to such documents may be found on the website of the Company's Claims and Noticing Agent, Kurtzman Carson Consultants LLC, at www.kccllc.com/calpine. A link to the Claims and Noticing Agent's site and additional information may also be found at the restructuring section of the Company's website at www.calpine.com. The information set forth on the foregoing websites shall not be deemed to be a part of or incorporated by reference into this Form 8-K.


ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

          99.1 Press Release dated December 20, 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CALPINE CORPORATION

                                  By:  /s/ Charles B. Clark, Jr.
                                       -------------------------------------
                                       Charles B. Clark, Jr.
                                       Senior Vice President, Controller and
                                       Chief Accounting Officer


Date: December 22, 2005

                                  EXHIBIT INDEX




               Exhibit                Description
               -------   -------------------------------------
               99.1      Press release dated December 20, 2005

================================================================================

EXHIBIT 99.1



                 Calpine Corporation Files Chapter 11 Petitions
                        to Facilitate Debt Restructuring

     Receives Commitments for $2 Billion of Debtor-in-Possession Financing;

                      Expects Normal Operations to Continue


     (SAN JOSE, Calif.) /PR Newswire - First Call/ Dec. 20, 2005 - Calpine Corporation [OTC Pink Sheets: CPNL] announced today that, in order to allow continued operations at its power plants and facilities in the U.S., Canada, and Mexico, strengthen its balance sheet, protect its assets, and enhance the value of its business, the company and many of its subsidiaries, including Calpine Generating Company, LLC, filed voluntary petitions to restructure under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York in Manhattan.

     The Company also announced today that certain of its direct and indirect subsidiaries and affiliates in Canada intend to file for creditor protection under the Companies' Creditors Arrangement Act ("CCAA").

     In conjunction with the filing, Calpine has received commitments for up to $2 billion of secured debtor-in-possession (DIP) financing from Deutsche Bank and Credit Suisse First Boston, joint lead arrangers and joint bookrunners. The financing includes a $1 billion revolving credit facility and a $1 billion term loan. Upon Court approval, the financing, combined with cash from operations, will be used to fund post-petition operating expenses, including employee and supplier obligations.

     Calpine emphasized that normal operations will continue during the restructuring process. "Our plan calls for power plants to remain available for operation to provide reliable supplies of electricity," said Robert P. May, Calpine's Chief Executive Officer. "We intend to move through this restructuring process as quickly as possible to regain our financial health and to take the necessary steps to become a stronger and more competitive energy provider. With our new financing we will have additional financial flexibility and sufficient liquidity to meet our obligations going forward."

     "We believe that Calpine needs to change its business model in light of the ongoing evolution of competitive power markets and our current financial condition," May said. "Although the company has taken numerous steps to reduce its debt and strengthen its balance sheet through asset sales and other means, these actions were not sufficient to offset the cost of Calpine's substantial debt obligations.

     "After careful consideration of all available alternatives, Calpine's Board of Directors determined that a Chapter 11 filing was a necessary and prudent step and the best way to obtain the financing necessary to maintain regular operations, and allow for a successful restructuring," said May. "Calpine has a strong foundation in place, with high quality assets and a professional and experienced workforce. Chapter 11 protection will provide us with the ability to address our financial challenges without disrupting our ability to continue to provide reliable power supplies to the markets in which we operate."

     As a routine  matter,  Calpine  has asked  the Court for  authorization  to continue paying employee wages and salaries, providing benefits without interruption, and expects the Court to grant that request. During the restructuring process, Calpine will continue to evaluate all opportunities to strengthen its balance sheet and enhance operating cash flow, including asset sales and reductions in operating and overhead costs.

     In addition, Calpine has petitioned the court to reject certain of its contracts, including power sales agreements in which the price paid to Calpine for electricity is significantly below its cost or market prices. The company expects its power plants will continue to be available to meet the needs of electricity consumers in all of its service areas.

     The Chapter 11 filing does not affect the tender offer to purchase up to $400 million of the outstanding 9 5/8% First Priority Senior Secured Notes due in 2014 (the "Offer") that commenced on December 1, 2005. As previously announced, the Offer will remain open until 12:00 midnight, New York City Time, on December 29, 2005, unless extended or earlier terminated.

     The company has established a toll-free restructuring information line for employees, suppliers, customers, investors and other interested parties, 1-866-504-6370. More information on Calpine's restructuring is also available on the company's web site, www.calpine.com. For access to Court documents and other general information about the Chapter 11 cases, please visit www.kccllc.net/calpine.

     A  major  power  company,   Calpine  Corporation   supplies  customers  and
communities with electricity from clean, efficient, natural gas-fired and geothermal power plants. Calpine owns, leases and operates integrated systems of plants in 21 U.S. states and in three Canadian provinces. Its customized products and services include wholesale and retail electricity, gas turbine components and services, energy management and a wide range of power plant engineering, construction and maintenance and operational services. Calpine was founded in 1984.



MEDIA CONTACTS:
Katherine Potter                                            Kent Robertson
408-792-1168                                                408-794-2416
kpotter@calpine.com                                         kentr@calpine.com


     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation and its subsidiaries ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to: (i) the Company's ability to continue as a going concern; (ii) the ability of the Company to operate pursuant to the terms of the debtor-in-possession facility; (iii) the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; (iv) the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; (v) risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; (vi) the ability of the Company to obtain and maintain normal terms with vendors and service providers; (vii) the Company's ability to maintain contracts that are critical to its operations; (viii) the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations; (ix) the ability of theC ompany to fund and execute its business plan; (x) the ability of the Company to attract, motivate and/or retain key executives and associates [employees?]; (xi) the ability of the Company to attract and retain customers and (xii) other risks identified from time-to-time in the Company's reports and registration statements filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2004, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, which can also be found on the Company's website at www.calpine.com. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.